Exhibit 99.1
Kristin Stafford Joins Novocure Board of Directors

Root, Switzerland – Novocure (NASDAQ: NVCR) today announced that Kristin Stafford has been elected to Novocure’s Board of Directors.
“We look forward to welcoming Ms. Stafford to our board of directors,” said William Doyle, Novocure’s Executive Chairman. “Her broad expertise in finance in the life sciences sector and experience with a leading funder of innovation across the biopharmaceutical industry will be valuable as our global organization prepares for future growth.”
Ms. Stafford is Senior Vice President, Chief Accounting Officer for Royalty Pharma plc, a position she has held since December 2018. Prior to this position, she served as Vice President, Finance of Royalty Pharma and Chief Financial Officer of BioPharma Credit plc, an affiliate of Royal Pharma, from 2016 to 2018. Ms. Stafford is a Certified Public Accountant and holds a bachelor of science degree in business administration from Sonoma State University.
“With readouts from key clinical trials expected soon, this is an exciting time to join the board of Novocure,” said Ms. Stafford. “As Novocure grows, I look forward to helping the company execute on its strategy and deliver on its mission to extend survival in some of the most aggressive forms of cancer.”
About Novocure
Novocure is a global oncology company working to extend survival in some of the most aggressive forms of cancer through the development and commercialization of its innovative therapy, Tumor Treating Fields. Novocure’s commercialized products are approved in certain countries for the treatment of adult patients with glioblastoma, malignant pleural mesothelioma and pleural mesothelioma. Novocure has ongoing or completed clinical studies investigating Tumor Treating Fields in brain metastases, gastric cancer, glioblastoma, liver cancer, non-small cell lung cancer, pancreatic cancer and ovarian cancer.
Headquartered in Root, Switzerland and with a growing global footprint, Novocure has regional operating centers in Portsmouth, New Hampshire and Tokyo, as well as a research center in Haifa, Israel. For additional information about the company, please visit Novocure.com and follow @Novocure on LinkedIn and Twitter.
Forward-Looking Statements
In addition to historical facts or statements of current condition, this press release may contain forward-looking statements. Forward-looking statements provide Novocure’s current expectations or forecasts of future events. These may include statements regarding anticipated scientific progress on its research programs, clinical study progress, development of potential products, interpretation of clinical results, prospects for regulatory approval, manufacturing development and capabilities, market prospects for its products, coverage, collections from third-party payers and other statements

Exhibit 99.1
regarding matters that are not historical facts. You may identify some of these forward-looking statements by the use of words in the statements such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” or other words and terms of similar meaning. Novocure’s performance and financial results could differ materially from those reflected in these forward-looking statements due to general financial, economic, environmental, regulatory and political conditions as well as issues arising from the COVID-19 pandemic and other more specific risks and uncertainties facing Novocure such as those set forth in its Annual Report on Form 10-K filed on February 23, 2023, and subsequent filings with the U.S. Securities and Exchange Commission. Given these risks and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore, you should not rely on any such factors or forward-looking statements. Furthermore, Novocure does not intend to update publicly any forward-looking statement, except as required by law. Any forward-looking statements herein speak only as of the date hereof. The Private Securities Litigation Reform Act of 1995 permits this discussion.

Investors:
Ingrid Goldberg
investorinfo@novocure.com
610-723-7427

Media:
Leigh Labrie
media@novocure.com
610-723-7428